SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                          Date of Report: July 26, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                            22-3328734
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 (State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                             10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     In its Annual Report on Form 10-KSB for the year ended December 31, 2006 GreenShift disclosed in Note 21 to the Financial Statements the following:

          A subsidiary of GS Carbon that was spun-off from GS Carbon in 2006 issued debt instruments in the principal amount of $498,074 several years ago. GS Carbon recently was presented with evidence that GS Carbon may be liable for payment of the debts. GS Carbon's management is actively investigating the facts and circumstances with respect to the debts, and is not able to determine at this time if GS Carbon has liability for the debts.

     On July 26, 2007 management of GS Carbon determined that the debt instruments remain liabilities of GS Carbon. The financial statements of GS Carbon are consolidated with the financial statements of GreenShift. Therefore, the Board of Directors of GreenShift subsequently discussed that conclusion with Rosenberg Rich Baker Berman, CPA, its independent accountant.

     Due to the determination that GS Carbon is liable for the $498,074 in debt instruments, GreenShift will amend its Annual Report on Form 10-KSB for the year ended December 31, 2006 and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 in order to restate the financial statements contained in those reports. The amended reports will be filed promptly after GreenShift files its Quarterly Report for the quarter ended June 30, 2007. In the meantime, the financial statements contained in the December 31, 2006 and March 31, 2007 reports, and the audit opinion contained in the December 31, 2006 report, should not be relied upon.

     At the end of the second quarter, GreenShift transferred its interest in GS Carbon. Therefore, the financial statements of GS Carbon will not be consolidated with the financial statements of GreenShift for the third quarter, ending September 30, 2007, or thereafter.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



               /S/      Kevin Kreisler
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                        KEVIN KREISLER
                        Chief Executive Officer
Date:                   August 8, 2007